UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 11, 2016

 Roka Bioscience, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36538	27-0881542
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Independence Boulevard Warren, NJ	07059
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(908) 605-4700
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 11, 2016, Roka Bioscience, Inc. (the “Company”) filed a certificate of amendment to its Seventh Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to effect a one-for-ten reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), that became effective upon filing. Such certificate of amendment was filed pursuant to the authorization granted to the Company by its stockholders at the Company’s annual meeting of stockholders held on June 22, 2016. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
The reverse stock split will be effective for trading purposes as of the commencement of trading on the NASDAQ Global Market (“NASDAQ”) on October 12, 2016. At the effective time of the reverse stock split, every ten shares of the Company’s pre-split Common Stock will automatically be reclassified as and converted into one share of post-split Common Stock. Fractional shares that arise as a result of the reverse stock split will be settled in a cash payment based on the product obtained by multiplying the number of fractional shares a stockholder would be entitled to after the effectiveness of the reverse stock split by the last reported sale price of the Common Stock on October 11, 2016 as reported on NASDAQ. The number of authorized shares of the Common Stock and the par value of the Common Stock will remain unchanged following the reverse stock split. To reflect the reverse stock split, proportional adjustments will be made to number of shares of common stock underlying the Company's outstanding Series A Preferred Stock, warrants, stock options and equity compensation plan. American Stock Transfer & Trust Company, the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates and the payment of cash in lieu of fractional shares.
Item 8.01. Other Events.
On October 11, 2016, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Seventh Amended and Restated Certificate of Incorporation, dated October 11, 2016
99.1	Press Release issued by the Company on October 11, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROKA BIOSCIENCE, INC.

Dated: October 11, 2016	By:	/s/ Lars Boesgaard
Name: Lars Boesgaard
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Seventh Amended and Restated Certificate of Incorporation, dated October 11, 2016
99.1	Press Release issued by the Company on October 11, 2016